UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 9, 2003

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California (Address of principal executive offices)		94111 (Zip Code)

Registrant’s telephone number, including area code	(415) 733-4000

Not Applicable

(Former name or former address if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
SIGNATURES
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosure.

     On July 9, 2003, ABM Industries Incorporated, a Delaware corporation (“the Company”), announced that it had entered into a Sale Agreement, dated as of July 9, 2003, with Otis Elevator Company, a New Jersey corporation and a wholly owned subsidiary of United Technologies Corporation (“Otis”), to sell substantially all of the operating assets of its wholly owned subsidiary, Amtech Elevator Services, Inc., to Otis.

     The press release issued by the Company announcing the sale is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: July 9, 2003	By:	/s/ George B. Sundby

George B. Sundby Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of ABM Industries Incorporated dated July 9, 2003.

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